Exhibit 10.20

AMENDMENT NO. 1 AND JOINDER TO
REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 AND JOINDER TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of October 30, 2020 among (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Company”), (ii) COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, a limited partnership registered in England and Wales under No. LP3698 and duly registered under the Companies Act of Barbados (“CooperVision International”), (iii) COOPERSURGICAL NETHERLANDS B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (“Cooper Netherlands” and, together with CooperVision International, the “Released Borrowers”), (iv) COOPERVISION HOLDING KFT., a Hungarian limited liability company (korlátolt felelősségű társaság) (“Cooper Kft” and, together with the Company and the Released Borrowers, the “Existing Borrowers”), (v) CooperVision International Limited, a private limited company registered in England and Wales with company registration number 12210296 (“Cooper UK”), (vi) the Lenders (defined below) executing signatures page hereto and (vii) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).

RECITALS:

A.    WHEREAS, the Existing Borrowers, the Administrative Agent and the lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to the Revolving Credit and Term Loan Agreement, dated as of April 1, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.    WHEREAS, the Existing Borrowers have requested that the Credit Agreement be modified to release the Released Borrowers from being Revolving Borrowers or Loan Parties for all purposes of the Credit Agreement;
C.    WHEREAS, substantially concurrently with the release of the Released Borrowers contemplated hereunder, Cooper UK shall be joined as an Additional Revolving Borrower pursuant to Section 2.21 of the Credit Agreement; and
D.    WHEREAS, in connection with the foregoing, the Borrowers, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, desire to amend the Credit Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Administrative Agent and the Lenders party hereto agree as follows:

NAI-1514384541v4

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.
Section 2.     Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions thereto in appropriate alphabetical order:
“Amendment No. 1” means Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement, dated as of the Amendment No. 1 Effective Date, among the Borrowers, the Administrative Agent and the Lenders party thereto.
“Amendment No. 1 Effective Date” means October 30, 2020.
“Cooper UK” means CooperVision International Limited, a private limited company registered in England and Wales with company registration number 12210296.
Section 3.     Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “Revolving Borrowers” in its entirety as follows:
“Revolving Borrowers” means, collectively, (a) the Company, (b) Cooper UK, (c) Cooper Kft and (d) any other Additional Revolving Borrower, and “Revolving Borrower” means each of them individually.
Section 4.     Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended to delete the following definition in its entirety:
“Cooper Netherlands” has the meaning assigned to such term in the preamble.
Section 5.     Amendment to Section 10.18 of the Credit Agreement. Section 10.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 10.18    Several Liability of Certain Borrowers. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Obligations of (x) each of Cooper UK and Cooper Kft hereunder and (y) each Additional Revolving Borrower hereunder, in each case, shall be several (and not joint) and each of Cooper UK and Cooper Kft and each Additional Revolving Borrower shall only be liable for any Loans and any other Obligations incurred directly by it and shall not be liable for any of the Obligations of the Company or any other Loan Party hereunder. The foregoing shall not in any way limit the guaranty obligations of the Company pursuant to Article IX hereof or the guaranty obligations of any Subsidiary Guarantor under the Subsidiary Guaranty.
Section 6.     Joinder. Subject to the effectiveness of this Amendment pursuant to Section 8 of this Amendment and the satisfaction of the conditions precedent set forth in Section 9 of this Amendment, Cooper UK hereby acknowledges, agrees and confirms that, by its execution of this Amendment, it shall become an Additional Revolving Borrower under the Credit Agreement in accordance with Section 2.21 of the Credit Agreement and shall be fully bound by, and subject to, all of the covenants, terms, obligations (including, without limitation, all payment obligations) and conditions of the Credit Agreement applicable to a “Revolving Borrower,” “Borrower,” or a “Loan Party” as though originally party thereto as a “Revolving Borrower,” “Borrower” and a “Loan Party”, and Cooper UK shall be deemed a “Revolving Borrower,” a “Borrower” and a “Loan Party” for all purposes of the Credit Agreement and the other Loan Documents from and after the date hereof. By its signature below, each Lender party hereto and the Administrative

NAI-1514384541v4

Agent hereby acknowledges and agrees that (a) the Company has requested the designation of Cooper UK as an Additional Revolving Borrower in accordance with Section 2.21(a) of the Credit Agreement and (b) this Amendment constitutes an Additional Revolving Borrower Joinder Agreement in accordance with Section 2.21(c)(B) of the Credit Agreement. Cooper UK acknowledges and confirms that it has received a copy of the Credit Agreement, this Amendment, the other Loan Documents and all exhibits, annexes and schedules thereto and has reviewed and understands all of the terms and provisions thereof.
Section 7.     Release. The Lenders party hereto, which constitute the Required Lenders, hereby request and direct the Administrative Agent to release each Released Borrower in full from all of its obligations as a “Revolving Borrower” and a “Loan Party” under the Credit Agreement and each other Loan Document, and the Lenders party hereto and the Administrative Agent hereby agree that such release of the Released Borrowers shall be effective automatically upon the effectiveness of this Amendment pursuant to Section 8 of this Amendment without any further action by any person.

NAI-1514384541v4

Section 8.     Effectiveness of Amendment and Release. Each of the modifications set forth in Sections 2 through 5 of this Amendment and the release in Section 7 of this Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied (the “Effective Date”):
(a)    This Amendment shall have been executed by the Existing Borrowers (including the Released Borrowers), Cooper UK, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.
(b)    There shall be no outstanding Revolving Loans made to any of the Released Borrowers and there shall be no outstanding Letters of Credit issued in respect of any Released Borrower as the applicant for such Letter of Credit.
(c)    The Administrative Agent shall have received all reasonable out of pocket expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of its outside counsel, to the extent invoiced on or prior to the Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith.
Section 9.     Effectiveness of Joinder. The joinder of Cooper UK as an Additional Revolving Borrower pursuant to Section 6 of this Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied:
(a)    Immediately prior to and immediately after giving effect to the joinder of Cooper UK as an Additional Revolving Borrower, no Default has occurred and is continuing, and the Administrative Agent shall have received a certificate of an authorized officer of the Company certifying as to the satisfaction of such condition.
(b)    The Administrative Agent shall have received this Amendment, duly executed by Cooper UK.
(c)    The Administrative Agent (or its counsel) shall have received from Cooper UK duly executed Notes in favor of each Lender requesting a Note at least three (3) Business Days prior to the Effective Date.
(d)    The Administrative Agent shall have received such proof of corporate or other action, incumbency of officers and other documents, in each case in respect of Cooper UK, as are consistent with those delivered by the Existing Borrowers pursuant to Section 4.01 of the Credit Agreement on the Closing Date, all in form, content and scope substantially consistent with those delivered by the Existing Borrowers on the Closing Date.
(e)    The Administrative Agent shall have received a favorable written opinion with respect to Cooper UK (addressed to the Administrative Agent and the Lenders and dated the Effective Date) from Jones Day, as counsel for the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent.
(f)    The Administrative Agent shall have received a properly completed and signed IRS Form W-8 or W-9, as applicable, for Cooper UK.

NAI-1514384541v4

(g)    To the extent requested by the Administrative Agent or any Lender at least three (3) Business Days in advance of the effectiveness of such joinder, the Administrative Agent or such Lender shall have received all documentation and other information with respect to Cooper UK required by regulatory authorities under applicable Sanctions Laws and Regulations or the Beneficial Ownership Regulation.
Section 10.     Representations and Warranties. Each Borrower (which shall include Cooper UK) and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    each Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;
(b)    the officers executing this Amendment on behalf of each Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind such Borrower or such Subsidiary Guarantor with respect to the provisions hereof;
(c)    no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment;
(d)    this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrowers (other than the Released Borrowers) and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(e)    the information included in each Beneficial Ownership Certification provided by the Borrowers is true and correct in all respects; and
(f)    each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.
Section 11.     Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended, supplemented or otherwise modified hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.
Section 12.     Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:
(a)    consents and agrees to and acknowledges the terms of this Amendment;
(b)    acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

NAI-1514384541v4

(c)    acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement.
Section 13.     Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.
Section 14.     Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 15.     Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS (INCLUDING COOPER UK) HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
Section 16.     Jurisdiction. EACH BORROWER (INCLUDING COOPER UK) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS AGAINST ANY BORROWER (INCLUDING COOPER UK) OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
Section 17.     JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY

NAI-1514384541v4

AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
[Signature pages follow.]

NAI-1514384541v4

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC., as an Existing Borrower
By: /s/ Brian G. Andrews______________________
         Name: Brian G. Andrews
         Title: Senior Vice President, Chief Financial Officer & Treasurer

COOPERVISION HOLDING KFT., as an Existing Borrower

By: /s/ Agostino Ricupati_____________________
         Name: Agostino Ricupati
         Title: Director

COOPERVISION INTERNATIONAL LIMITED, as an Additional Revolving Borrower

By: /s/ Brian G. Andrews______________________
         Name: Brian G. Andrews
         Title: Director

COOPER HOLDING COMPANY LLC, acting in its capacity as General Partner of
COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, as a Released Borrower
By: /s/ Brian G. Andrews______________________
         Name: Brian G. Andrews
         Title: Manager

COOPERSURGICAL NETHERLANDS B.V., as a Released Borrower

By: /s/ Ewout Jacobus Felix Langemeijer__________
         Name: Ewout Jacobus Felix Langemeijer
         Title: Managing Director A

By: /s/ Brian G. Andrews______________________
         Name: Brian G. Andrews
         Title: Managing Director B

[Signtaure Page – Amendment No. 1 and Joinder]
NAI-1514384541v4

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent and a Lender By: /s/ Marianne T. Meil______________________ Name: Marianne T. Meil Title: Senior Vice President

[Signtaure Page – Amendment No. 1 and Joinder]
NAI-1514384541v4

Each of the undersigned Subsidiary Guarantors acknowledges the terms of and consents to the foregoing:
COOPERVISION, INC. By: /s/ Brian G. Andrews________________ Name: Brian G. Andrews Title: Senior Vice President & Treasurer
COOPERSURGICAL, INC. By: /s/ Brian G. Andrews________________ Name: Brian G. Andrews Title: Senior Vice President & Treasurer

[Signtaure Page – Amendment No. 1 and Joinder]
NAI-1514384541v4

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Citizens Bank, N.A.________________ By: /s/ Mark Guyeski________________ Name: Mark Guyeski Title: Vice President

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	MIZUHO BANK, LTD.________________ By: /s/ Tracy Rahn________________ Name: Tracy Rahn Title: Executive Director

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:
KBC Bank N.V., New York Branch_______________

By: /s/ Nicholas A. Fiore________________
         Name: Nicholas A. Fiore
         Title: Director

By: /s/ Susan M. Silver__________________
         Name: Susan M. Silver
         Title: Managing Director

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Citibank, N.A._______________ By: /s/ Pranjal Gambhir________________ Name: Pranjal Gambhir Title: Vice President

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	TD Bank, N.A., as a Lender_______________ By: /s/ Shannon Batchman_______________ Name: Shannon Batchman Title: Senior Vice President

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Wells Fargo Bank, National Association____________ By: /s/ Andrea Chen_______________ Name: Andrea Chen Title: Managing Director

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Bank of the West____________ By: /s/ Amr Guendia_______________ Name: Amr Guendia Title: Managing Director

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	PNC Bank, National Association____________ By: /s/ Walter A. Martz II_______________ Name: Walter A. Martz II Title: Vice President

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:
DNB Capital LLC, as a Lender____________

By: /s/ Mita Zalavadia_______________
         Name: Mita Zalavadia
         Title: Assistant Vice President

By: /s/ Ahelia Singh_______________
         Name: Ahelia Singh
         Title: Assistant Vice President

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	The Bank of Nova Scotia ____________ By: /s/ Robb Gass_______________ Name: Robb Gass Title: Managing Director

Signature Page to
Amendment No. 1 and Joinder to Revolving Credit and Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision Holding Kft.,
as Existing Borrowers,
CooperSurgical Netherlands B.V. and CooperVision International Holding Company, LP,
as the Released Borrowers,
CooperVision International Limited,
as an Additional Revolving Borrower,
KeyBank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	U.S. BANK NATIONAL ASSOCIATION ________ By: /s/ Tom Priedeman_______________ Name: Tom Priedeman Title: Senior Vice President